UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2004

Nashua Corporation

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	1-05492	02-0170100
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

11 Trafalgar Square, Second Floor, Nashua,	NH	03063
(Address of Principal Executive Offices)		(Zip Code)

603-880-2323
(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 1-21-2004

Item 12. Results of Operations and Financial Condition

     On January 21, 2004, Nashua Corporation announced preliminary financial results for the year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004	NASHUA CORPORATION

	By:	/s/ John L. Patenaude

	Name:	John L. Patenaude
	Title:	Vice President — Finance, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Nashua Corporation, dated January 21, 2004